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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17565, 333-33475, 333-44371, 333-66863, 333-
93747) of Renaissance Worldwide, Inc. of our report dated February 14, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                  /s/ PriceWaterhouseCoopers LLP
                                 ----------------------------------------
                                  PricewaterhouseCoopers LLP

Boston, Massachusetts
March 15, 2001